                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2001


                                BUSYBOX.COM, INC.
                                -----------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                       001-15853                      94-3233035
            --------                       ---------                      ----------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)


          15113 SUNSET BLVD., SUITE 1                        90272
          PACIFIC PALISADES, CALIFORNIA                      -----
          -----------------------------                    (ZIP CODE)
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 459-9015




                                 NOT APPLICABLE
                        --------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         Busybox.com, inc. (the "Company") issued a press release on April 4, 2001, announcing that on March 28, 2001, the Company received notification from The Nasdaq Stock Market ("Nasdaq") that the Company's common stock will be delisted from The Nasdaq SmallCap Market at the opening of business on April 5, 2001, due to its failure to meet Nasdaq's minimum bid price requirements. As of April 5, 2001, the Company's common stock and warrants will trade on the OTC Bulletin Board under the symbols, "BUSY" and "BUSYW", respectively. A copy of the press release is attached as an exhibit to this Form 8-K.

ITEM 7.  FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

         (c) Exhibits

                  Exhibit 99   Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BUSYBOX.COM, INC.


Date:  April 4, 2001
                                           By: /s/  JON M. BLOODWORTH
                                               -------------------------------
                                               Jon M. Bloodworth
                                               Chief Executive Officer






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